Share capital	12 Months Ended
Jun. 30, 2025
Share Capital
Share capital

18.	Share capital

The Company was established under the laws of BVI on August 10, 2023 with authorized share of 16,250,000 ordinary shares amounting to S$24,455,178 (US$18,362,500) at a subscription price of US$1.13 per share at the time of incorporation.

The Company is authorized to issue one class of ordinary share.

The holders of ordinary shares are entitled to receive dividends as and when declared by the Group. All ordinary shares carry one vote per share without restrictions. The ordinary shares have no par value.

In February 2025, following the Company’s initial public offering on Nasdaq, 2,205,000 ordinary shares at a subscription price of US$4.00 per share were issued.

In March 2025, following the exercise of the overallotment option by the underwriter, 330,750 ordinary shares at a subscription price of US$4.00 per share were issued.

As of June 30, 2025, 18,785,750 ordinary shares of the Company were issued in total.